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                                                                   EXHIBIT 23.6

                         CONSENT OF WALTER W. MACAULEY

  The undersigned hereby consents, pursuant to Rule 438 promulgated pursuant to the Securities Act of 1933, as amended, to the reference to him under the captions "Summary" and "The Merger" in the Joint Proxy Statement/Prospectus, which is a part of this Amendment No. 1 to the Registration Statement on Form S-4 of AccuStaff Incorporated.

                                          WALTER W. MACAULEY

Woodbury, New York

October 4, 1996